                        ANNUAL REPORT SEPTEMBER 30, 1999

                                  OPPENHEIMER

                                 DISCOVERY FUND

                                    [PHOTO]

                             [OPPENHEIMERFUNDS LOGO]
                            THE RIGHT WAY TO INVEST

REPORT HIGHLIGHTS

CONTENTS

1    President's Letter

3    An Interview with Your Fund's Manager

7    Fund Performance

12   FINANCIAL STATEMENTS

36   INDEPENDENT AUDITORS' REPORT

37   Federal Income Tax Information

38   Officers and Trustees

39   OppenheimerFunds Family

TECHNOLOGY, THE FUND'S LARGEST INVESTMENT SECTOR, PERFORMED RELATIVELY WELL, while healthcare declined over concerns regarding possible Medicare reform.

IN AUGUST 1999, WE REFOCUSED THE FUND TO EMPHASIZE COMPANIES GROWING FASTER THAN EXPECTATIONS in dynamically expanding sectors, such as energy and semi-conductor equipment companies.

UNDER THE GUIDANCE OF THE FUND'S NEW PORTFOLIO MANAGER, we reduced our total number of holdings in order to increase the research intensity we are able to bring to each company.

AVERAGE ANNUAL
TOTAL RETURNS

For the 1-Year Period
Ended 9/30/99*

CLASS A
Without     With
Sales Chg.  Sales Chg.

11.59%      5.17%

CLASS B
Without     With
Sales Chg.  Sales Chg.

10.73%      5.73%

CLASS C
Without     With
Sales Chg.  Sales Chg.

10.73%      9.73%

CLASS Y
Without     With
Sales Chg.  Sales Chg.

11.82%      11.82%

Not FDIC Insured. No Bank Guarantee. May Lose Value.

*  See page 10 for further details

PRESIDENT'S LETTER

[PHOTO]
Bridget A. Macaskill
President
Oppenheimer Discovery Fund

DEAR SHAREHOLDER,

In many ways, the 1999 investment environment has, so far, unfolded as many expected it would, producing both attractive opportunities and formidable challenges for investors.

     On the economic front, early worries about the effects of global weakness in the wake of last year's credit and currency crises have abated. Instead, as many economies around the world begin to strengthen, concerns now center around whether the U.S. economy may be growing too quickly. Throughout the year, consumers in the United States have continued to spend and borrow heavily, more than offsetting any temporary slowdown in the industrial and export sectors.

     The economy's strength has not gone unnoticed by the nation's monetary policymakers. In an effort to ward off emerging inflationary pressures, the Federal Reserve Board increased short-term interest rates this past summer.

     Market reaction to robust economic growth has been mixed. The U.S. bond market has generally declined, as fixed income investors became increasingly concerned about the effects of rising interest rates.

     In the stock market, the performance of large-capitalization growth stocks, which has driven the market's advance over the past few years, has begun to moderate, and many previously out-of-favor value-oriented, mid-cap and small-cap stocks have rallied. At the same time, a healthy percentage of actively managed, diversified portfolios have once again begun to outperform unmanaged stock indices such as Standard & Poor's 500.

     At OppenheimerFunds, we applaud the Fed's pre-emptive strike against inflation. In our view, history has repeatedly demonstrated that most financial assets do best in a low-inflation environment. What's more, we believe that the move to higher interest rates should be temporary.


                          1 OPPENHEIMER DISCOVERY FUND

PRESIDENT'S LETTER

One recent development is quite troublesome to us, however: the increasing popularity of "day trading" among individuals seeking to make fast money in a volatile stock market. In our opinion, day trading is not investing, it is gambling. Experience proves that without extensive research and analysis, attempting to time short-term price swings is a fool's errand. Instead, we continue to encourage investors to maintain a long-term perspective that is measured in years, not days.

     Finally, while we remain alert to the potential impact of the Y2K issue, we are encouraged by the progress made in addressing the matter. At OppenheimerFunds, our shareholder accounting systems are already Y2K compliant, and we have successfully participated in all required industrywide tests. We intend to continue retesting our systems in order to help further protect against any potential problems. After all, whether in our computer accounting systems or the financial markets, managing risk is an important part of what makes OppenheimerFunds The Right Way to Invest.

Sincerely,

/s/ Bridget A. Macaskill

Bridget A. Macaskill
October 21, 1999


                          2 OPPENHEIMER DISCOVERY FUND

AN INTERVIEW WITH YOUR FUNDS MANAGER

Q. HOW DID THE FUND PERFORM DURING THE ONE-YEAR PERIOD THAT ENDED SEPTEMBER 30, 1999?

A. The past twelve months were a volatile and challenging period for small company stocks, and the performance of Oppenheimer Discovery Fund suffered in that environment. Nevertheless, the Fund succeeded in ending the period with modest gains.

[PHOTO]
Portfolio Management
Team (l to r)
Jay Tracey
Jayne Stevlingson
(Portfolio Manager)

WHAT MADE THIS SUCH A DIFFICULT ENVIRONMENT FOR THE FUND?

Throughout the period, small-cap stocks rode a rollercoaster of gains and declines related to global economic events as well as developments within particular industries. At the beginning of October 1998, economic difficulties in several emerging markets fueled concerns about the ability of U.S. companies to sustain earnings growth. Stocks of smaller companies were hit especially hard as investors turned to the perceived safety of well-known, blue-chip corporate names with a history of earnings predictability.

     By the end of late 1998, with the U.S. economy demonstrating continued strength and emerging markets showing signs of stability, equities began to recover lost ground. Most small company stocks outperformed large company stocks during the last two months of the year. However, in mid-January, economic difficulties in Brazil renewed concerns about the potential for a global slowdown. As a result, small-cap stocks once again suffered. In our opinion, many businesses were punished without regard to the quality of a company's earnings or the health of its underlying business.


                          3 OPPENHEIMER DISCOVERY FUND

AN INTERVIEW WITH YOUR FUNDS MANAGER

"TRENDS SUCH AS THE GROWTH OF THE INTERNET ARE CREATING VAST NEW OPPORTUNITIES FOR SMALL COMPANIES TO GROW RAPIDLY INTO LARGE ONES."

As the situation in Brazil stabilized, small-cap stocks again recovered. During the second quarter of 1999, the Russell 2000 Index posted strong gains. However, the Index's strength was based on the outstanding performance primarily of cyclical sectors such as transportation, capital goods and energy. Because the Fund seeks companies in growth sectors, its exposure in these areas was modest. At the same time, the Fund had relatively larger exposure to health-care services stocks, many of which declined sharply during 1999 in response to concerns about the impact of Medicare reform on company revenues.

     Finally, over the latter half of the period, relative small-cap stock performance was soft because earnings growth rates and momentum for small companies generally failed to keep pace with large companies.

GIVEN SUCH CHALLENGING CONDITIONS, HOW DID THE FUND PRODUCE ITS GAINS?

Our positive performance was largely attributable to our exposure to technology, the Fund's largest investment sector. We held substantial positions in the stocks of companies, such as Harmonic, Inc., and Network Appliance, Inc., that are providing bandwidth solutions to facilitate the growth of the Internet. In another area of technology, the Fund achieved gains from investments in companies, such as Veritas Software Corp. and Legato Systems, Inc., that are providing innovative software solutions to meet the expanding data storage needs of large corporations.


                          4 OPPENHEIMER DISCOVERY FUND

AVERAGE ANNUAL
TOTAL RETURNS

For the Periods Ended 9/30/99(1)

Class A

1-Year    5-Year    10-Year
5.17%     8.27%     10.30%

Class B
                    Since
1-Year    5-Year    Inception
5.73%     8.43%     7.78%

Class C
                    Since
1-Year    5-Year    Inception
9.73%     N/A       4.84%

Class Y
                    Since
1-Year    5-Year    Inception
11.82%    9.86%     9.87%

Performance benefited additionally from our investments in several media and communications companies that are preeminent within their markets. These companies include Cinar Films, Inc., a leading producer of non-violent children's television programming, and Hispanic Broadcasting Corp., the largest group of Spanish language radio broadcasting stations in the United States. We also scored some individual success among sectors that performed poorly overall. For example, despite the generally negative impact of healthcare stocks on the Fund's portfolio, our investment in one healthcare products company, MedImmune, Inc., rose sharply in value.

WHAT STEPS HAVE YOU TAKEN TO FURTHER IMPROVE PERFORMANCE?

In August 1999, we began to refocus the Fund for stronger growth. Under the leadership of a new portfolio manager, we began to place greater emphasis on sectors that were showing dynamic gains, such as telecommunications, technology and medical technology, where results were above expectations.

     At the same time, we reduced our total number of holdings in order to increase the research intensity we are able to bring to each company in which the Fund invests. We sold underperforming stocks in the portfolio, and significantly increased our exposure to stocks of fast-growing companies in more dynamic sectors, such as telecommunication equipment. For example, we increased our exposure to semiconductor equipment companies, many of which are experiencing rapidly rising revenues and order backlogs.

1.  See page 10 for further details.


                          5 OPPENHEIMER DISCOVERY FUND

SECTOR ALLOCATION(2)
Technology              41.0%
Capital Goods           12.8
Consumer Staples        12.7
Healthcare               9.6
Communication Services   7.1
Energy                   6.3
Consumer Cyclicals       5.9
Financial                1.8
Basic Materials          1.4
Transportation           0.8
Utilities                0.6

WHAT IS YOUR OUTLOOK FOR THE SMALL-CAP MARKET OVER THE COMING MONTHS?

The world today is changing more quickly than ever before. Trends such as the growth of the Internet are creating vast new opportunities for small companies to grow rapidly into large ones. While there is no way to predict when--or even if--small caps will begin to outperform large caps for a sustained period of time, we believe compelling opportunities are available in well-managed, fast-growing small companies. That's why we remain dedicated to our strategy of disciplined small company investing, and why we believe Oppenheimer Discovery Fund remains part of The Right Way to Invest.

TOP 10 STOCK HOLDINGS(3)
Harmonic, Inc.                3.4%
Cinar Films, Inc., Cl. B      2.3
ATMI, Inc.                    1.6
Network Appliance, Inc.       1.4
E-Tek Dynamics, Inc.          1.2
Credence Systems Corp.        1.1
Hispanic Broadcasting Corp.   1.1
Inktomi Corp..                1.1
Vishay Intertechnology, Inc.  1.0
ChoicePoint, Inc.             1.0

2. Portfolio is subject to change. Percentages are as of September 30, 1999, and are based on total market value of common stocks.

3. Portfolio is subject to change. Percentages are as of September 30, 1999, and are based on total market value of investments


                          6 OPPENHEIMER DISCOVERY FUND

FUND PERFORMANCE

HOW HAS THE FUND PERFORMED? Below is a discussion, by the Manager, of the Fund's performance during its fiscal year ended September 30, 1999, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index and a sector index.

MANAGEMENT'S DISCUSSION OF PERFORMANCE. The fiscal year that ended September 30, 1999, opened with sharp market declines, particularly among small company stocks, driven by fears of global recession. Although small-cap stocks recovered in late 1998, they declined again in early 1999 in a resurgence of recession fears. The subsequent recovery during the second quarter of 1999 proved strongest among the transportation, technology, capital goods, energy and communication services sectors. While the Fund's substantial exposure to technology stocks boosted returns, our relatively light exposure to other strong sectors hurt performance. The Fund also suffered due to its relatively large holdings of healthcare company stocks, many of which fell sharply in response to the potential for Medicare reform. During the final two months of the period, the Fund's investment approach was refocused under the guidance of a new portfolio manager. The new portfolio manager emphasized faster-than-expected earnings growth in rapidly growing sectors such as energy and technology. At the same time, total holdings decreased to focus more closely on a smaller group of companies. The Fund's portfolio holdings, allocations and strategies are subject to change.

COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in Class A, Class B, Class C and Class Y shares of the Fund held until September 30, 1999. In the case of Class A shares, performance is measured for a 10-year period. In the case of Class B shares, performance is measured from the inception of the class on April 4, 1994. In the case of Class C shares, performance is measured from the inception of the class on October 2, 1995. In the case of Class Y shares, performance is measured from the inception of the class on June 1, 1994. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B and Class C shares, and reinvestments of all dividends and capital gains distributions.

     The Fund's performance is compared to the performance of the Standard & Poor's (S&P) 500 Index and the Russell 2000 Index. The S&P 500 Index is a broad-based index of equity securities widely regarded as a general measure of the performance of the U.S. equity securities market. The Russell 2000 Index is a capitalization-weighted index of 2,000 U.S. issuers whose common stocks are traded on the New York and American Stock Exchanges and NASDAQ, and is widely recognized as a measure of the performance of "mid-capitalization" stocks.

     Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs that follow shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the indices shown.


                          7 OPPENHEIMER DISCOVERY FUND

FUND PERFORMANCE
CLASS A SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
Oppenheimer Discovery Fund (Class A),
S&P 500 Index and Russell 2000 Index

              Oppenheimer Discovery
                  Fund Class A        S&P 500 Index    Russell 2000 Index
09/30/89            9425                 10000              10000
09/30/90            7508                 9077               7287
09/30/91            11403                11899              10574
09/30/92            12689                13212              11518
09/30/93            18331                14927              15341
09/30/94            16882                15477              15742
09/30/95            21613                20073              19426
09/30/96            27612                24146              21978
09/30/97            30140                33903              29272
09/30/98            23877                36979              23705
09/30/99            26643                48580              28226

Average Annual Total Return of Class A Shares of the Fund at 9/30/99(1)
1-Year  5.17%        5-Year  8.27%       10-Year  10.30%

CLASS B SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
Oppenheimer Discovery Fund (Class B),
S&P 500 Index and Russell 2000 Index

            Oppenheimer Discovery
                Fund Class B        S&P 500 Index    Russell 2000 Index
04/04/94            10000               10000              10000
09/30/94            10000               10531              10276
09/30/95            12705               13658              12681
09/30/96            16105               16429              14347
09/30/97            17447               23069              19108
09/30/98            13719               25161              15474
09/30/99            15090               33055              18425

Average Annual Total Return of Class B Shares of the Fund at 9/30/99(1)
1-Year  5.73%        5-Year  8.43%       Life     7.78%

The performance information for both indices in the graphs begins on 9/30/89 for Class A, 3/31/94 for Class B, 9/29/95 for Class C and 5/31/94 for Class Y.


                          8 OPPENHEIMER DISCOVERY FUND

CLASS C SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
Oppenheimer Discovery Fund (Class C),
S&P 500 Index and Russell 2000 Index

              Oppenheimer Discovery
                   Fund Class C       S&P 500 Index   Russell 2000 Index
10/02/95            10000                 10000              10000
09/30/96            12796                 12029              11313
09/30/97            13869                 16890              15068
09/30/98            10908                 18422              12203
09/30/99            12078                 24202              14530

Average Annual Total Return of Class C Shares of the Fund at 9/30/99(1)
1-Year  9.73%        Life  4.84%

CLASS Y SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
Oppenheimer Discovery Fund (Class Y),
S&P 500 Index and Russell 2000 Index

              Oppenheimer Discovery
                   Fund Class Y        S&P 500 Index   Russell 2000 Index
06/01/94             10000                10000              10000
09/30/94             10320                10231              10332
06/30/95             13238                13269              12749
06/30/96             16956                15961              14424
06/30/97             18568                22412              19211
06/30/98             14768                24445              15558
06/30/99             16512                32114              18524

Average Annual Total Return of Class Y Shares of the Fund at 9/30/99(1)
1-Year  11.82%       5-Year  9.86%       Life  9.87%

1. See page 10 for further details.

Past performance is not predictive of future performance. Graphs are not drawn to the same scale.


                          9 OPPENHEIMER DISCOVERY FUND

NOTES

IN REVIEWING PERFORMANCE AND RANKINGS, PLEASE REMEMBER THAT PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. BECAUSE OF ONGOING MARKET VOLATILITY, THE FUND'S PERFORMANCE MAY BE SUBJECT TO SUBSTANTIAL SHORT-TERM CHANGES. FOR UPDATES ON THE FUND'S PERFORMANCE, PLEASE CONTACT YOUR FINANCIAL ADVISOR, CALL US AT 1.800.525.7048 OR VISIT OUR WEBSITE, WWW.OPPENHEIMERFUNDS.COM.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown.

CLASS A. The inception date of the Fund was 9/11/86. Class A returns include the current maximum initial sales charge of 5.75%. The Fund's maximum sales charge for Class A shares was lower prior to 4/4/91, so actual performance may have been higher.

CLASS B shares of the Fund were first publicly offered on 4/4/94. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 1% (since inception). The ending account value shown in the graph is net of the applicable 1% contingent deferred sales charge. Class B shares are subject to an annual 0.75% asset-based sales charge.

CLASS C shares of the Fund were first publicly offered on 10/2/95. Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

CLASS Y shares of the Fund were first publicly offered on 6/1/94. Class Y shares are offered only to certain institutional investors under special agreement with the Distributor.

An explanation of the different performance calculations is in the Fund's prospectus



                         10 OPPENHEIMER DISCOVERY FUND

FINANCIALS



                         11 OPPENHEIMER DISCOVERY FUND

STATEMENT OF INVESTMENTS  SEPTEMBER 30, 1999

                                                                MARKET VALUE
                                                SHARES           SEE NOTE 1
=============================================================================
COMMON STOCKS--73.6%
-----------------------------------------------------------------------------
BASIC MATERIALS--1.1%
-----------------------------------------------------------------------------
CHEMICALS--0.4%
AMCOL International Corp.                       260,000         $ 3,835,000
-----------------------------------------------------------------------------
METALS--0.7%
IMCO Recycling, Inc.                            266,500           3,997,500
-----------------------------------------------------------------------------
Shaw Group, Inc. (The)(1)                       135,000           3,029,062
                                                                -------------
                                                                  7,026,562

-----------------------------------------------------------------------------
CAPITAL GOODS--9.4%
-----------------------------------------------------------------------------
AEROSPACE/DEFENSE--0.0%
Howmet International, Inc.(1)                    35,300             494,200
-----------------------------------------------------------------------------
ELECTRICAL EQUIPMENT--2.3%
E-Tek Dynamics, Inc.(1)                         231,700          12,569,725
-----------------------------------------------------------------------------
Vishay Intertechnology, Inc.(1)                 460,000          10,925,000
                                                                -------------
                                                                 23,494,725

-----------------------------------------------------------------------------
INDUSTRIAL SERVICES--5.1%
Asyst Technologies, Inc.(1)                     100,000           3,300,000
-----------------------------------------------------------------------------
ChoicePoint, Inc.(1)                            161,600          10,887,800
-----------------------------------------------------------------------------
Cuno, Inc.(1)                                   100,000           1,987,500
-----------------------------------------------------------------------------
Cyberonics, Inc.(1)                             135,000           2,413,125
-----------------------------------------------------------------------------
Eagle USA Airfreight, Inc.(1)                   183,000           5,478,562
-----------------------------------------------------------------------------
Forrester Research, Inc.(1)                      20,000             780,000
-----------------------------------------------------------------------------
Granite Construction, Inc.                      195,500           5,095,219
-----------------------------------------------------------------------------
Hussmann International, Inc.                    200,000           3,400,000
-----------------------------------------------------------------------------
Maximus, Inc.(1)                                200,000           5,987,500
-----------------------------------------------------------------------------
Navigant Consulting, Inc.(1)                    100,000           4,637,500
-----------------------------------------------------------------------------
Patterson Dental Co.(1)                          65,600           3,251,300
-----------------------------------------------------------------------------
Tetra Tech, Inc.(1)                             225,000           3,754,687
-----------------------------------------------------------------------------
West TeleServices Corp.(1)                      217,800           2,259,675
                                                                -------------
                                                                 53,232,868

-----------------------------------------------------------------------------
MANUFACTURING--2.0%
Advanced Energy Industries, Inc.(1)             100,000           3,087,500
-----------------------------------------------------------------------------
Applied Power, Inc., Cl. A                      210,000           6,378,750
-----------------------------------------------------------------------------
Optical Coating Laboratory, Inc.                 72,100           6,637,706
-----------------------------------------------------------------------------
USFreightways Corp.                             103,000           4,879,625
                                                                -------------
                                                                 20,983,581


                         12 OPPENHEIMER DISCOVERY FUND

                                                                MARKET VALUE
                                                SHARES           SEE NOTE 1
=============================================================================
COMMUNICATION SERVICES--5.2%
-----------------------------------------------------------------------------
TELECOMMUNICATIONS: LONG DISTANCE--3.3%
Advanced Fibre Communications, Inc.(1)          100,000         $ 2,225,000
-----------------------------------------------------------------------------
Aspect Telecommunications Corp.(1)              175,000           2,969,531
-----------------------------------------------------------------------------
Convergent Communications, Inc.(1)              116,700           1,210,762
-----------------------------------------------------------------------------
Exodus Communications, Inc.(1)                   35,000           2,522,187
-----------------------------------------------------------------------------
General Cable Corp.                               5,100              61,200
-----------------------------------------------------------------------------
Gilat Satellite Networks Ltd.(1)                 70,000           3,753,750
-----------------------------------------------------------------------------
Inter-Tel, Inc.                                 250,000           4,437,500
-----------------------------------------------------------------------------
Intermedia Communications, Inc.(1)              180,000           3,915,000
-----------------------------------------------------------------------------
Powertel, Inc.(1)                               105,000           5,781,562
-----------------------------------------------------------------------------
WinStar Communications, Inc.(1)                 200,000           7,812,500
                                                                -------------
                                                                 34,688,992

-----------------------------------------------------------------------------
TELEPHONE UTILITIES--0.2%
Primus Telecommunications Group, Inc.(1)        120,000           2,520,000
-----------------------------------------------------------------------------
TELECOMMUNICATIONS: WIRELESS--1.7%
AirGate PCS, Inc.(1)                             40,200             999,975
-----------------------------------------------------------------------------
LodgeNet Entertainment Corp.(1)                 400,000           5,200,000
-----------------------------------------------------------------------------
Pinnacle Holdings, Inc.(1)                       73,000           1,907,125
-----------------------------------------------------------------------------
Price Communications Corp.(1)                   125,000           3,132,812
-----------------------------------------------------------------------------
Proxim, Inc.(1)                                 135,000           6,210,000
                                                                -------------
                                                                 17,449,912

-----------------------------------------------------------------------------
CONSUMER CYCLICALS--4.3%
-----------------------------------------------------------------------------
AUTOS & HOUSING--0.1%
Insituform Technologies, Inc., Cl. A(1)          60,000           1,500,000
-----------------------------------------------------------------------------
LEISURE & ENTERTAINMENT--1.8%
Anchor Gaming(1)                                 31,500           1,874,250
-----------------------------------------------------------------------------
Bally Total Fitness Holding Corp.(1)            300,300           9,177,919
-----------------------------------------------------------------------------
Cheap Tickets, Inc.(1)                          120,000           3,885,000
-----------------------------------------------------------------------------
Midway Games, Inc.(1)                           250,000           3,937,500
                                                                -------------
                                                                 18,874,669

-----------------------------------------------------------------------------
RETAIL: SPECIALTY--1.8%
Ann Taylor Stores Corp.(1)                       67,000           2,738,625
-----------------------------------------------------------------------------
Cost Plus, Inc.(1)                              100,000           4,850,000
-----------------------------------------------------------------------------
Linens 'N Things, Inc.(1)                       265,000           8,943,750
-----------------------------------------------------------------------------
Williams-Sonoma, Inc.(1)                         40,000           1,942,500
                                                                -------------
                                                                 18,474,875



                         13 OPPENHEIMER DISCOVERY FUND

                                                                MARKET VALUE
                                                SHARES           SEE NOTE 1
=============================================================================
TEXTILE/APPAREL & HOME FURNISHINGS--0.6%
Kenneth Cole Productions, Inc., Cl. A(1)         34,200         $ 1,278,225
-----------------------------------------------------------------------------
Too, Inc.(1)                                    300,000           5,381,250
                                                                -------------
                                                                  6,659,475

-----------------------------------------------------------------------------
CONSUMER STAPLES--9.4%
-----------------------------------------------------------------------------
BROADCASTING--3.5%
Acme Communications, Inc.(1)                     24,900             771,900
-----------------------------------------------------------------------------
Cumulus Media, Inc., Cl. A(1)                    88,000           2,876,500
-----------------------------------------------------------------------------
Emmis Communications Corp., Cl. A(1)            160,000          10,570,000
-----------------------------------------------------------------------------
Entercom Communications Corp.(1)                200,000           7,200,000
-----------------------------------------------------------------------------
Hispanic Broadcasting Corp.(1)                  150,000          11,418,750
-----------------------------------------------------------------------------
Pegasus Communications Corp.(1)                  65,000           2,933,125
-----------------------------------------------------------------------------
TiVo, Inc.(1)                                    18,100             541,869
                                                                -------------
                                                                 36,312,144

-----------------------------------------------------------------------------
ENTERTAINMENT--4.1%
CEC Entertainment, Inc.(1)                      166,200           5,962,425
-----------------------------------------------------------------------------
Cinar Films, Inc., Cl. B(1)                     800,000          24,200,000
-----------------------------------------------------------------------------
Getty Images, Inc.(1)                           275,000           6,634,375
-----------------------------------------------------------------------------
Metromedia International Group, Inc.(1)         196,900             812,212
-----------------------------------------------------------------------------
MP3.com, Inc.(1)                                125,900           4,729,119
                                                                -------------
                                                                 42,338,131

-----------------------------------------------------------------------------
FOOD--1.8%
Celestial Seasonings, Inc.(1)                   180,000           3,465,000
-----------------------------------------------------------------------------
Del Monte Foods Co.(1)                          500,000           7,062,500
-----------------------------------------------------------------------------
Hain Food Group, Inc. (The)(1)                  100,000           2,475,000
-----------------------------------------------------------------------------
Wild Oats Markets, Inc.(1)                       80,000           3,160,000
-----------------------------------------------------------------------------
Worthington Foods, Inc.                         165,000           2,371,875
                                                                -------------
                                                                 18,534,375

-----------------------------------------------------------------------------
ENERGY--4.6%
-----------------------------------------------------------------------------
ENERGY SERVICES--2.6%
Cabot Oil & Gas Corp., Cl. A                    260,000           4,485,000
-----------------------------------------------------------------------------
Core Laboratories NV(1)                         200,000           3,762,500
-----------------------------------------------------------------------------
Dril-Quip, Inc.(1)                              145,000           3,706,562
-----------------------------------------------------------------------------
Nabors Industries, Inc.(1)                      160,000           4,000,000
-----------------------------------------------------------------------------
Stolt Comex Seaway SA(1)                        426,200           4,821,387
-----------------------------------------------------------------------------
Stolt Comex Seaway SA, ADR(1)                   328,100           3,568,087
-----------------------------------------------------------------------------
Veritas DGC, Inc.(1)                            145,000           2,791,250
                                                                -------------
                                                                 27,134,786


                         14 OPPENHEIMER DISCOVERY FUND

                                                                MARKET VALUE
                                                SHARES           SEE NOTE 1
=============================================================================
OIL: DOMESTIC--1.3%
Devon Energy Corp.                              195,800         $ 8,113,463
-----------------------------------------------------------------------------
Frontier Oil Corp.(1)                           450,000           3,065,625
-----------------------------------------------------------------------------
Santa Fe Snyder Corp.(1)                        291,000           2,619,000
                                                                -------------
                                                                 13,798,088

-----------------------------------------------------------------------------
OIL: INTERNATIONAL--0.7%
Berkley Petroleum Corp.(1)                       54,200             542,184
-----------------------------------------------------------------------------
Rio Alto Exploration Ltd.(1)                    175,000           2,494,896
-----------------------------------------------------------------------------
Talisman Energy, Inc.(1)                        135,000           4,019,224
                                                                -------------
                                                                  7,056,304

-----------------------------------------------------------------------------
FINANCIAL--1.3%
-----------------------------------------------------------------------------
BANKS--0.6%
Investors Financial Services Corp.              175,000           6,015,625
-----------------------------------------------------------------------------
INSURANCE--0.7%
Annuity & Life RE Holdings Ltd.                 300,000           7,462,500
-----------------------------------------------------------------------------
HEALTHCARE--7.1%
-----------------------------------------------------------------------------
HEALTHCARE/DRUGS--3.6%
Alpharma, Inc., Class A                         110,000           3,884,375
-----------------------------------------------------------------------------
Celgene Corp.(1)                                100,000           2,706,250
-----------------------------------------------------------------------------
Cell Genesys, Inc.(1)                           250,000           1,968,750
-----------------------------------------------------------------------------
CuraGen Corp.(1)                                 72,500             960,625
-----------------------------------------------------------------------------
Enzon, Inc.(1)                                  109,100           3,327,550
-----------------------------------------------------------------------------
King Pharmaceuticals, Inc.(1)                    55,000           1,925,000
-----------------------------------------------------------------------------
Lynx Therapeutics, Inc.(1)                       23,600             265,500
-----------------------------------------------------------------------------
MedImmune, Inc.(1)                              105,000          10,463,906
-----------------------------------------------------------------------------
Mentor Corp.                                     90,000           2,565,000
-----------------------------------------------------------------------------
Protein Design Labs, Inc.(1)                    175,000           6,321,875
-----------------------------------------------------------------------------
Syncor International Corp.(1)                    70,000           2,625,000
                                                                -------------
                                                                 37,013,831

-----------------------------------------------------------------------------
HEALTHCARE/SUPPLIES & SERVICES--3.5%
Aurora Biosciences Corp.(1)                     200,000           2,725,000
-----------------------------------------------------------------------------
Eclipse Surgical Technologies, Inc.(1)          175,000           2,887,500
-----------------------------------------------------------------------------
EndoSonics Corp.(1)                             325,000           2,762,500
-----------------------------------------------------------------------------
Haemonetics Corp.(1)                            200,000           3,937,500
-----------------------------------------------------------------------------
Healtheon Corp.(1)                              200,000           7,400,000
-----------------------------------------------------------------------------
Medical Manager Corp.(1)                        143,750           7,151,563
-----------------------------------------------------------------------------
SonoSite, Inc.(1)                               127,700           3,336,163



                         15 OPPENHEIMER DISCOVERY FUND

                                                                MARKET VALUE
                                                SHARES           SEE NOTE 1
=============================================================================
HEALTHCARE/SUPPLIES & SERVICES (Continued)
VISX, Inc.(1)                                    40,000         $ 3,163,750
-----------------------------------------------------------------------------
Zoll Medical Corp.(1)                           102,900           3,112,725
                                                                -------------
                                                                 36,476,701

-----------------------------------------------------------------------------
TECHNOLOGY--30.1%
-----------------------------------------------------------------------------
COMPUTER HARDWARE--3.1%
DII Group, Inc. (The)(1)                         75,000           2,639,063
-----------------------------------------------------------------------------
Extreme Networks, Inc.(1)                        40,000           2,532,500
-----------------------------------------------------------------------------
Hutchinson Technology, Inc.(1)                  150,000           4,050,000
-----------------------------------------------------------------------------
Interphase Corp.(1)                             170,000           3,973,750
-----------------------------------------------------------------------------
Netsolve, Inc.(1)                                25,000             443,750
-----------------------------------------------------------------------------
Network Appliance, Inc.(1)                      200,000          14,325,000
-----------------------------------------------------------------------------
Redback Networks, Inc.(1)                        41,600           4,492,800
                                                                -------------
                                                                 32,456,863

-----------------------------------------------------------------------------
COMPUTER SERVICES--0.5%
Foundry Networks, Inc.(1)                        14,200           1,789,200
-----------------------------------------------------------------------------
NCO Group, Inc.(1)                               75,000           3,525,000
                                                                -------------
                                                                  5,314,200

-----------------------------------------------------------------------------
COMPUTER SOFTWARE--13.6%
24/7 Media, Inc.(1)                              62,500           2,367,188
-----------------------------------------------------------------------------
About.com, Inc.(1)                               72,500           4,096,250
-----------------------------------------------------------------------------
Acclaim Entertainment, Inc.(1)                  250,000           1,898,438
-----------------------------------------------------------------------------
Alteon Websystems, Inc.(1)                       10,600             996,400
-----------------------------------------------------------------------------
Ardent Software, Inc.(1)                         65,800           1,772,488
-----------------------------------------------------------------------------
Aspect Development, Inc.(1)                     175,000           4,429,688
-----------------------------------------------------------------------------
Bluestone Software, Inc.(1)                      36,500             844,063
-----------------------------------------------------------------------------
Cadence Design Systems, Inc.(1)                 265,000           3,511,250
-----------------------------------------------------------------------------
Citrix Systems, Inc.(1)                          81,000           5,016,938
-----------------------------------------------------------------------------
Epiphany, Inc.(1)                                18,000             877,500
-----------------------------------------------------------------------------
Entrust Technologies, Inc.(1)                   100,000           2,243,750
-----------------------------------------------------------------------------
FreeShop.com, Inc.(1)                            43,300             497,950
-----------------------------------------------------------------------------
Inktomi Corp.(1)                                 95,000          11,402,969
-----------------------------------------------------------------------------
Internap Network Services Corp.(1)              164,800           2,891,700
-----------------------------------------------------------------------------
Interspeed, Inc.(1)                              35,000             616,875
-----------------------------------------------------------------------------
JDA Software Group, Inc.(1)                     230,000           2,688,125
-----------------------------------------------------------------------------
Kana Communications, Inc.(1)                     24,000           1,197,000
-----------------------------------------------------------------------------
Keynote Systems, Inc.(1)                         24,000             600,000


                         16 OPPENHEIMER DISCOVERY FUND

                                                                MARKET VALUE
                                                SHARES           SEE NOTE 1
=============================================================================
COMPUTER SOFTWARE (Continued)
Legato Systems, Inc.(1)                         200,000        $  8,718,750
-----------------------------------------------------------------------------
Mercury Interactive Corp.(1)                     70,000           4,519,375
-----------------------------------------------------------------------------
Micromuse, Inc.(1)                              100,000           6,425,000
-----------------------------------------------------------------------------
MicroStrategy, Inc.(1)                          160,000           8,970,000
-----------------------------------------------------------------------------
NetZero, Inc.(1)                                 70,800           1,840,800
-----------------------------------------------------------------------------
Project Software & Development, Inc.(1)         100,000           5,350,000
-----------------------------------------------------------------------------
Quest Software, Inc.(1)                          47,500           2,208,750
-----------------------------------------------------------------------------
Remedy Corp.(1)                                 150,000           4,256,250
-----------------------------------------------------------------------------
RSA Security, Inc.(1)                            85,000           2,257,813
-----------------------------------------------------------------------------
Safeguard Scientifics, Inc.(1)                   50,000           3,400,000
-----------------------------------------------------------------------------
Saga Systems, Inc.(1)                           580,000           8,373,750
-----------------------------------------------------------------------------
Sanchez Computer Associates, Inc.(1)            135,000           4,741,875
-----------------------------------------------------------------------------
Siebel Systems, Inc.(1)                          97,000           6,462,625
-----------------------------------------------------------------------------
Technology Solutions Co.(1)                     360,000           5,085,000
-----------------------------------------------------------------------------
USWeb Corp.(1)                                  175,000           6,004,688
-----------------------------------------------------------------------------
VeriSign, Inc.(1)                                60,000           6,390,000
-----------------------------------------------------------------------------
Veritas Software Corp.(1)                       100,000           7,593,750
-----------------------------------------------------------------------------
Vitria Technology, Inc.(1)                       36,900           1,356,075
                                                               --------------
                                                                141,903,073

-----------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT--7.5%
CIENA Corp.(1)                                  147,900           5,398,350
-----------------------------------------------------------------------------
Harmonic, Inc.(1)                               270,000          35,319,375
-----------------------------------------------------------------------------
Orckit Communications Ltd.(1)                   230,000           8,136,250
-----------------------------------------------------------------------------
Pairgain Technologies, Inc.(1)                  250,000           3,187,500
-----------------------------------------------------------------------------
Pittway Corp., Cl. A                            281,000           8,851,500
-----------------------------------------------------------------------------
Scientific-Atlanta, Inc.                        174,900           8,668,481
-----------------------------------------------------------------------------
Tekelec(1)                                      592,100           8,178,381
                                                               --------------
                                                                 77,739,837

-----------------------------------------------------------------------------
ELECTRONICS--5.4%
Amkor Technology, Inc.(1)                       200,000           3,225,000
-----------------------------------------------------------------------------
ATMI, Inc.(1)                                   449,000          16,753,313
-----------------------------------------------------------------------------
Credence Systems Corp.(1)                       263,000          11,802,125
-----------------------------------------------------------------------------
DSP Group(1)                                    140,000           5,582,500
-----------------------------------------------------------------------------
Flextronics International Ltd.(1)               100,000           5,818,750
-----------------------------------------------------------------------------
Novellus Systems, Inc.(1)                       100,000           6,743,750
-----------------------------------------------------------------------------
Photronics, Inc.(1)                             250,000           5,609,375
-----------------------------------------------------------------------------
Power-One, Inc.(1)                               40,000           1,020,000
                                                               --------------
                                                                 56,554,813



                         17 OPPENHEIMER DISCOVERY FUND

                                                                                                    MARKET VALUE
                                                                                      SHARES         SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------
TRANSPORTATION--0.6%
-----------------------------------------------------------------------------------------------------------------
AIR TRANSPORTATION--0.4%
AHL Services, Inc.(1)                                                                 160,000    $    4,170,000
-----------------------------------------------------------------------------------------------------------------
RAILROADS & TRUCKERS--0.2%
Werner Enterprises, Inc.                                                              115,000         2,026,875
-----------------------------------------------------------------------------------------------------------------
UTILITIES--0.5%
-----------------------------------------------------------------------------------------------------------------
GAS UTILITIES--0.5%
Western Gas Resources, Inc.                                                           260,000         4,858,750
                                                                                                 ----------------
Total Common Stocks (Cost $570,435,007)                                                             766,401,755

=================================================================================================================
PREFERRED STOCKS--2.0%
-----------------------------------------------------------------------------------------------------------------
AirNet Communications Corp., Series C(1) (2)                                          250,000            10,946
-----------------------------------------------------------------------------------------------------------------
Candescent Technologies Corp., $2.50 Cv., Series D(1) (2)                           1,200,000        11,136,000
-----------------------------------------------------------------------------------------------------------------
Candescent Technologies Corp., Sr. Exchangeable, Series E(1) (2)                      800,000         7,824,000
-----------------------------------------------------------------------------------------------------------------
Candescent Technologies Corp., Sr. Exchangeable, Series F(1) (2)                      200,000         1,918,000
                                                                                                 ----------------
Total Preferred Stocks (Cost $10,400,000)                                                            20,888,946

                                                                                      FACE
                                                                                     AMOUNT
=================================================================================================================
SHORT-TERM NOTES--19.1%(3)
-----------------------------------------------------------------------------------------------------------------
CIESCO LP, 5.30%, 10/26/99                                                        $25,000,000        24,907,986
-----------------------------------------------------------------------------------------------------------------
General Electric Capital Services, 5.31%, 10/22/99                                 25,000,000        24,922,562
-----------------------------------------------------------------------------------------------------------------
GTE Corp., 5.41%, 10/22/99                                                         24,623,000        24,545,294
-----------------------------------------------------------------------------------------------------------------
Motiva Enterprises LLC, 5.30%, 11/10/99                                            25,000,000        24,852,778
-----------------------------------------------------------------------------------------------------------------
New Center Asset Trust, 5.31%, 11/8/99                                             25,000,000        24,859,875
-----------------------------------------------------------------------------------------------------------------
Prudential Funding Corp., 5.30%, 10/12/99                                          25,000,000        24,959,514
-----------------------------------------------------------------------------------------------------------------
Salomon Smith Barney Holdings, Inc., 5.31%, 10/21/99                               25,000,000        24,926,250
-----------------------------------------------------------------------------------------------------------------
Wells Fargo Co., 5.30%, 10/15/99                                                   25,000,000        24,948,472
                                                                                                 ----------------
Total Short-Term Notes (Cost $198,922,731)                                                          198,922,731


=================================================================================================================
REPURCHASE AGREEMENTS--6.6%
-----------------------------------------------------------------------------------------------------------------
Repurchase agreement with First Chicago Capital Markets, 5.29%, dated 9/30/99, to be repurchased at $69,110,154 on 10/1/99, collateralized by U.S. Treasury
Nts., 5.125%-8%, 10/31/99-2/15/07, with a value of $43,944,823, U.S. Treasury
Bonds, 5.25%-11.75%, 2/15/01-11/15/28, with a value of $26,580,783 (Cost
$69,100,000)                                                                       69,100,000        69,100,000
-----------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $848,857,738)                                         101.3%    1,055,313,432
-----------------------------------------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS                                                    (1.3)      (13,607,958)
                                                                                 --------------------------------
NET ASSETS                                                                              100.0%   $1,041,705,474
                                                                                 ================================


                         18 OPPENHEIMER DISCOVERY FUND

FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Non-income-producing security.

2. Identifies issues considered to be illiquid or restricted--See Note 6 of Notes to Financial Statements.

3. Short-term notes are generally traded on a discount basis; the interest rate is the discount rate received by the Fund at the time of purchase.

See accompanying Notes to Financial Statements.



                         19 OPPENHEIMER DISCOVERY FUND

STATEMENT OF ASSETS AND LIABILITIES SEPTEMBER 30, 1999

=================================================================================================
ASSETS
-------------------------------------------------------------------------------------------------
Investments, at value (cost $848,857,738)--see accompanying statement            $1,055,313,432
-------------------------------------------------------------------------------------------------
Receivables and other assets:
Investments sold                                                                      9,094,883
Shares of beneficial interest sold                                                    2,195,810
Interest and dividends                                                                   79,171
Other                                                                                    19,745
                                                                                 ----------------
Total assets                                                                      1,066,703,041

=================================================================================================
LIABILITIES
-------------------------------------------------------------------------------------------------
Bank overdraft                                                                        1,116,082
-------------------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased                                                                20,164,287
Shares of beneficial interest redeemed                                                1,999,559
Distribution and service plan fees                                                      634,711
Transfer and shareholder servicing agent fees                                           440,636
Trustees' compensation--Note 1                                                          249,709
Other                                                                                   392,583
                                                                                 ----------------
Total liabilities                                                                    24,997,567

=================================================================================================
NET ASSETS                                                                       $1,041,705,474
                                                                                 ================

=================================================================================================
COMPOSITION OF NET ASSETS
-------------------------------------------------------------------------------------------------
Paid-in capital                                                                  $  769,070,147
-------------------------------------------------------------------------------------------------
Accumulated net investment loss                                                        (234,171)
-------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments and
foreign currency transactions                                                        66,413,804
-------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments                                          206,455,694
                                                                                 ----------------
Net assets                                                                       $1,041,705,474
                                                                                 ================



                         20 OPPENHEIMER DISCOVERY FUND

----------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
----------------------------------------------------------------------------------------------------
Class A Shares:
Net asset value and redemption price per share (based on net assets of
$750,394,339 and 17,348,125 shares of beneficial interest outstanding                       $43.26
Maximum offering price per share (net asset value plus sales charge of 5.75% of
offering price)                                                                             $45.90
----------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $224,709,989
and 5,451,085 shares of beneficial interest outstanding)                                    $41.22
----------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $27,412,548
and 655,000 shares of beneficial interest outstanding)                                      $41.85
----------------------------------------------------------------------------------------------------
Class Y Shares:
Net asset value, redemption price and offering price per share (based on
net assets of $39,188,598 and 892,212 shares of beneficial interest outstanding)            $43.92

See accompanying Notes to Financial Statements.



                         21 OPPENHEIMER DISCOVERY FUND

STATEMENTS OF OPERATIONS For the Year Ended September 30, 1999

=============================================================================================
INVESTMENT INCOME
Interest                                                                       $  5,681,598
---------------------------------------------------------------------------------------------
Dividends                                                                         1,779,146
                                                                               --------------
Total income                                                                      7,460,744

=============================================================================================
EXPENSES
---------------------------------------------------------------------------------------------
Management fees--Note 4                                                           8,072,902
---------------------------------------------------------------------------------------------
Distribution and service plan fees--Note 4:
Class A                                                                           2,121,314
Class B                                                                           2,569,116
Class C                                                                             319,889
---------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note 4:
Class A                                                                           2,702,104
Class B                                                                             796,037
Class C                                                                              99,255
Class Y                                                                             144,146
---------------------------------------------------------------------------------------------
Shareholder reports                                                                 727,955
---------------------------------------------------------------------------------------------
Legal, auditing and other professional fees                                          68,959
---------------------------------------------------------------------------------------------
Trustees' compensation--Note 1                                                       66,092
---------------------------------------------------------------------------------------------
Custodian fees and expenses                                                          73,572
---------------------------------------------------------------------------------------------
Other                                                                               184,369
                                                                               --------------
Total expenses                                                                   17,945,710
Less expenses paid indirectly--Note 1                                               (32,107)
                                                                               --------------
Net expenses                                                                     17,913,603

=============================================================================================
NET INVESTMENT LOSS                                                             (10,452,859)

=============================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
---------------------------------------------------------------------------------------------
Net realized gain (loss) on:
Investments                                                                      79,096,318
Closing of futures contracts                                                         21,017
Foreign currency transactions                                                       (45,324)
                                                                              --------------
Net realized gain                                                                79,072,011


---------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on investments             69,855,627
                                                                               --------------
Net realized and unrealized gain                                                148,927,638

=============================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                           $138,474,779
                                                                               ==============


See accompanying Notes to Financial Statements.

                         22 OPPENHEIMER DISCOVERY FUND

STATEMENTS OF CHANGES IN NET ASSETS

YEAR ENDED SEPTEMBER 30,                                                                    1999                1998
==========================================================================================================================
OPERATIONS
--------------------------------------------------------------------------------------------------------------------------
Net investment loss                                                                  $  (10,452,859)      $  (10,880,476)
--------------------------------------------------------------------------------------------------------------------------
Net realized gain                                                                        79,072,011           47,704,048
--------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation                                    69,855,627         (379,028,136)
                                                                                     -------------------------------------
Net increase (decrease) in net assets resulting from operations                         138,474,779         (342,204,564)

==========================================================================================================================
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
--------------------------------------------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                                                 (33,486,062)         (24,482,868)
Class B                                                                                 (10,003,098)          (6,342,828)
Class C                                                                                  (1,248,219)            (799,588)
Class Y                                                                                  (1,407,650)            (833,135)

==========================================================================================================================
BENEFICIAL INTEREST TRANSACTIONS
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from beneficial interest transactions--Note 2:
Class A                                                                                (265,166,206)        (108,272,187)
Class B                                                                                 (58,016,597)          20,865,114
Class C                                                                                  (8,383,628)           1,524,509
Class Y                                                                                  (3,821,532)           5,570,069

==========================================================================================================================
NET ASSETS
--------------------------------------------------------------------------------------------------------------------------
Total decrease                                                                         (243,058,213)        (454,975,478)
--------------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                   1,284,763,687        1,739,739,165
                                                                                     -------------------------------------
End of period (including accumulated net investment
losses of $234,171 and $245,098, respectively)                                       $1,041,705,474       $1,284,763,687
                                                                                     =====================================

See accompanying Notes to Financial Statements.



                         23 OPPENHEIMER DISCOVERY FUND

FINANCIAL HIGHLIGHTS

CLASS A       YEAR ENDED SEPTEMBER 30,                 1999              1998              1997           1996           1995
==================================================================================================================================
PER SHARE OPERATING DATA
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $  40.12        $    51.72        $    51.19     $    43.65       $  35.81
----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                            (.28)             (.26)             (.08)          (.13)            --
Net realized and unrealized gain (loss)                 4.84            (10.37)             4.12          11.26           9.46
                                                    ------------------------------------------------------------------------------

Total income (loss) from
investment operations                                   4.56            (10.63)             4.04          11.13           9.46
----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders
from net realized gain                                 (1.42)             (.97)            (3.51)         (3.59)         (1.62)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $  43.26        $    40.12        $    51.72     $    51.19       $  43.65
                                                    ==============================================================================

==================================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(1)                    11.59%           (20.78)%            9.16%         27.76%         28.03%
----------------------------------------------------------------------------------------------------------------------------------

==================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)            $750,394        $  945,972        $1,330,172     $1,160,087       $798,065
----------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                   $875,057        $1,215,780        $1,119,302     $  937,563       $650,903
----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(2)
Net investment income (loss)                           (0.69)%           (0.51)%           (0.17)%        (0.32)%         0.00%
Expenses                                                1.31%             1.18%(3)          1.22%(3)       1.22%(3)       1.33%(3)
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(4)                                73%               82%               69%            80%           106%




1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

2. Annualized for periods of less than one full year.

3. Expense ratio reflects the effect of expenses paid indirectly by the Fund.

4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended September 30, 1999, were $803,694,753 and $1,332,605,267, respectively.

See accompanying Notes to Financial Statements.



                         24 OPPENHEIMER DISCOVERY FUND

CLASS B         YEAR ENDED SEPTEMBER 30,         1999              1998              1997              1996             1995
=================================================================================================================================
PER SHARE OPERATING DATA
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period          $  38.58          $  50.15          $  50.10          $  43.11          $ 35.65
---------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                      (.85)             (.55)             (.23)             (.23)            (.21)
Net realized and unrealized gain (loss)           4.91            (10.05)             3.79             10.81             9.29
                                              -----------------------------------------------------------------------------------
Total income (loss) from
investment operations                             4.06            (10.60)             3.56             10.58             9.08
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders
from net realized gain                           (1.42)             (.97)            (3.51)            (3.59)           (1.62)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                $  41.22          $  38.58          $  50.15          $  50.10          $ 43.11
                                              ===================================================================================


=================================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(1)              10.73%           (21.37)%            8.33%            26.77%           27.04%
---------------------------------------------------------------------------------------------------------------------------------

=================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)      $224,710          $265,687          $322,736          $193,637          $75,062
---------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)             $257,146          $319,197          $233,172          $119,895          $43,301
---------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(2)
Net investment income (loss)                     (1.45)%           (1.27)%           (0.93)%           (1.06)%          (0.78)%
EXPENSES                                          2.07%             1.94%(3)          1.97%(3)          1.99%(3)         2.11%(3)
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(4)                          73%               82%               69%               80%             106%


1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

2. Annualized for periods of less than one full year.

3. Expense ratio reflects the effect of expenses paid indirectly by the Fund.

4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended September 30, 1999 were $803,694,753 and $1,332,605,267, respectively.


See accompanying Notes to Financial Statements.

                         25 OPPENHEIMER DISCOVERY FUND

CLASS C        YEAR ENDED SEPTEMBER 30,           1999                 1998              1997                  1996
=========================================================================================================================
PER SHARE OPERATING DATA
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period            $ 39.15              $ 50.86            $ 50.73              $ 43.20
-------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                       (.85)                (.55)              (.26)                (.21)
Net realized and unrealized gain (loss)            4.97               (10.19)              3.90                11.33
                                                -------------------------------------------------------------------------

Total income (loss) from
investment operations                              4.12               (10.74)              3.64                11.12
-------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders
from net realized gain                            (1.42)                (.97)             (3.51)               (3.59)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $ 41.85              $ 39.15            $ 50.86              $ 50.73
                                                =========================================================================

=========================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(1)               10.73%              (21.34)%             8.39%               27.96%
-------------------------------------------------------------------------------------------------------------------------

=========================================================================================================================
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)        $27,413              $33,441            $41,720              $17,512
-------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)               $31,971              $40,501            $26,361              $ 7,109
-------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(2)
Net investment income (loss)                      (1.45)%              (1.25)%            (0.92)%              (1.00)%
Expenses                                           2.07%                1.92%(3)           1.94%(3)             2.03%(3)
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(4)                           73%                  82%                69%                  80%


1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

2. Annualized for periods of less than one full year.

3. Expense ratio reflects the effect of expenses paid indirectly by the Fund.

4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended September 30, 1999, were $803,694,753 and $1,332,605,267, respectively.

5. For the period from October 2, 1995 (inception of offering) to September 30, 1996.

See accompanying Notes to Financial Statements.



                         26 OPPENHEIMER DISCOVERY FUND

CLASS Y       YEAR ENDED SEPTEMBER 30,          1999        1998          1997          1996         1995
================================================================================================================

PER SHARE OPERATING DATA
Net asset value, beginning of period           $ 40.63     $ 52.17       $ 51.44       $ 43.74      $ 35.81
----------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                      (.17)       (.09)          .02          (.02)        (.10)
Net realized and unrealized gain (loss)           4.88      (10.48)         4.22         11.31         9.65
                                               -----------------------------------------------------------------
Total income (loss) from
investment operations                             4.71      (10.57)         4.24         11.29         9.55
----------------------------------------------------------------------------------------------------------------
Distributions to shareholders
from net realized gain                           (1.42)       (.97)        (3.51)        (3.59)       (1.62)
----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $43.92      $40.63        $52.17        $51.44       $43.74
                                               =================================================================

================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(1)              11.82%     (20.47)%        9.50%        28.09%       28.28%

================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)       $39,189     $39,664       $45,112       $31,619       $9,394
----------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)              $40,649     $44,859       $34,811       $18,563       $3,190
----------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(2)
Net investment income (loss)                     (0.48)%     (0.15)%        0.15%        (0.04)%       0.03%
Expenses                                          1.11%       0.81%(3)      0.89%(3)      0.99%(3)     1.26%(3)
----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(4)                          73%         82%           69%           80%         106%





1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio reflects the effect of expenses paid indirectly by the Fund.
4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended September 30, 1999, were $803,694,753 and $1,332,605,267, respectively.

See accompanying Notes to Financial Statements.



                          27 OPPENHEIMER DISCOVERY FUND

NOTES TO FINANCIAL STATEMENTS

================================================================================
1. SIGNIFICANT ACCOUNTING POLICIES
Oppenheimer Discovery Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is capital appreciation. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold with a front-end sales charge on investments up to $1 million. Class B and Class C shares may be subject to a contingent deferred sales charge (CDSC). Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
SECURITIES VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Foreign currency exchange contracts are valued based on the closing prices of the foreign currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid is used.
--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.



                         28 OPPENHEIMER DISCOVERY FUND

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.
--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income or excise tax provision is required.
--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Fund has adopted a nonfunded retirement plan for the Fund's independent Trustees. Benefits are based on years of service and fees paid to each Trustee during the years of service. During the year ended September 30, 1999, a provision of $5,953 was made for the Fund's projected benefit obligations and payments of $16,880 were made to retired trustees, resulting in an accumulated liability of $236,325 as of September 30, 1999.
     The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Trustee in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based upon the performance of the selected funds. Deferral of Trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net income per share.
--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.



                         29 OPPENHEIMER DISCOVERY FUND

================================================================================
1. SIGNIFICANT ACCOUNTING POLICIES CONTINUED

CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
     The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended September 30, 1999, amounts have been reclassified to reflect a decrease in accumulated net investment loss of $10,463,786. Accumulated net realized gain on investments was decreased by the same amount.
--------------------------------------------------------------------------------
EXPENSE OFFSET ARRANGEMENTS. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.
--------------------------------------------------------------------------------
OTHER. Investment transactions are accounted for as of trade date and dividend income is recorded on the ex-dividend date. Realized gains and losses on investments and options written and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.



                         30 OPPENHEIMER DISCOVERY FUND

===============================================================================
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                           YEAR ENDED SEPTEMBER 30, 1999          YEAR ENDED SEPTEMBER 30, 1998
                                             SHARES             AMOUNT              SHARES             AMOUNT
------------------------------------------------------------------------------------------------------------------
CLASS A
Sold                                       7,340,366      $  305,832,917          10,639,767      $  517,992,202
Dividends and/or
distributions reinvested                     780,123          31,868,038             526,371          23,986,669
Redeemed                                 (14,350,871)       (602,867,161)        (13,305,219)       (650,251,058)
                                        --------------------------------------------------------------------------
Net decrease                              (6,230,382)      $(265,166,206)         (2,139,081)      $(108,272,187)
                                        ==========================================================================

------------------------------------------------------------------------------------------------------------------
CLASS B
Sold                                       1,771,225        $ 70,895,318           2,633,873      $  124,120,591
Dividends and/or
distributions reinvested                     249,023           9,751,761             140,314           6,185,059
Redeemed                                  (3,455,595)       (138,663,676)         (2,323,577)       (109,440,536)
                                        --------------------------------------------------------------------------
Net increase (decrease)                   (1,435,347)      $ (58,016,597)            450,610       $  20,865,114
                                        ==========================================================================

------------------------------------------------------------------------------------------------------------------
CLASS C
Sold                                       1,894,040       $  76,754,870           1,067,332        $ 50,776,830
Dividends and/or
distributions reinvested                      30,536           1,214,123              17,282             773,012
Redeemed                                  (2,123,773)        (86,352,621)         (1,050,793)        (50,025,333)
                                        --------------------------------------------------------------------------
Net increase (decrease)                     (199,197)        $(8,383,628)             33,821         $ 1,524,509
                                        ==========================================================================

------------------------------------------------------------------------------------------------------------------
CLASS Y
Sold                                         453,623        $ 19,236,361             520,524        $ 25,679,544
Dividends and/or
distributions reinvested                      34,009           1,407,649              18,108             833,135
Redeemed                                    (571,735)        (24,465,542)           (427,078)        (20,942,610)
                                        --------------------------------------------------------------------------
Net increase (decrease)                      (84,103)        $(3,821,532)            111,554         $ 5,570,069
                                        ==========================================================================

==================================================================================================================

3. UNREALIZED GAINS AND LOSSES ON SECURITIES

As of September 30, 1999, net unrealized appreciation on securities of $206,455,694 was composed of gross appreciation of $232,394,947, and gross depreciation of $25,939,253.



                         31 OPPENHEIMER DISCOVERY FUND

================================================================================
4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.75% of the first $200 million of average annual net assets of the Fund, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $700 million and 0.58% of average annual net assets in excess of $1.5 billion. The Fund's management fee for the year ended September 30, 1999 was 0.67% of average net assets for each class of shares.
--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and other Oppenheimer funds. OFS's total costs of providing such services are allocated ratably to these funds.
--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN FEES. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                                  AGGREGATE           CLASS A      COMMISSIONS       COMMISSIONS      COMMISSIONS
                                  FRONT-END         FRONT-END       ON CLASS A        ON CLASS B       ON CLASS C
                              SALES CHARGES     SALES CHARGES           SHARES            SHARES           SHARES
                                 ON CLASS A       RETAINED BY      ADVANCED BY       ADVANCED BY      ADVANCED BY
YEAR ENDED                           SHARES       DISTRIBUTOR      DISTRIBUTOR(1)    DISTRIBUTOR(1)   DISTRIBUTOR(1)
---------------------------------------------------------------------------------------------------------------------
September 30, 1999               $1,781,549          $559,019         $200,364        $1,403,981          $73,994

1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

                                     CLASS A                           CLASS B                           CLASS C
                         CONTINGENT DEFERRED               CONTINGENT DEFERRED               CONTINGENT DEFERRED
                               SALES CHARGES                     SALES CHARGES                     SALES CHARGES
YEAR ENDED           RETAINED BY DISTRIBUTOR           RETAINED BY DISTRIBUTOR           RETAINED BY DISTRIBUTOR
-----------------------------------------------------------------------------------------------------------------
September 30, 1999                    $3,844                          $995,178                           $14,435

     The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.



                         32 OPPENHEIMER DISCOVERY FUND

--------------------------------------------------------------------------------
CLASS A SERVICE PLAN FEES. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the fiscal year ended September 30, 1999, payments under the Class A Plan totaled $2,121,314, all of which was paid by the Distributor to recipients. That included $172,365 paid to an affiliate of the Distributor's parent company. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.
--------------------------------------------------------------------------------
CLASS B AND CLASS C DISTRIBUTION AND SERVICE PLAN FEES. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.
     The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.
     The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and from the Fund under the plans. If either the Class B or the Class C plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

Distribution fees paid to the Distributor for the year ended September 30, 1999, were as follows:

                                                                               DISTRIBUTOR'S       DISTRIBUTOR'S
                                                                                   AGGREGATE        UNREIMBURSED
                                                                                UNREIMBURSED       EXPENSES AS %
                                      TOTAL PAYMENTS     AMOUNT RETAINED            EXPENSES       OF NET ASSETS
                                          UNDER PLAN      BY DISTRIBUTOR          UNDER PLAN            OF CLASS
------------------------------------------------------------------------------------------------------------------
Class B Plan                              $2,569,116          $2,051,837          $7,175,368               3.19%
Class C Plan                                 319,889             154,804             482,959                1.76



                         33 OPPENHEIMER DISCOVERY FUND

================================================================================
5. FUTURES CONTRACTS

The Fund may buy and sell futures contracts in order to gain exposure to or to seek to protect against changes in interest rates. The Fund may also buy or write put or call options on these futures contracts.
     The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.
     Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund may recognize a realized gain or loss when the contract is closed or expires.
     Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin.
     Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

================================================================================
6. ILLIQUID OR RESTRICTED SECURITIES

As of September 30, 1999, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. The aggregate value of illiquid or restricted securities subject to this limitation as of September 30, 1999, was $20,888,946, which represents 2.01% of the Fund's net assets, all of which is considered restricted.



                         34 OPPENHEIMER DISCOVERY FUND

Information concerning restricted securities is as follows:

                                                                                          VALUATION
                                                                                     PER UNIT AS OF
SECURITY                                   ACQUISITION DATE     COST PER UNIT        SEPT. 30, 1999
----------------------------------------------------------------------------------------------------
STOCKS AND WARRANTS
AirNet Communications Corp., Series C                7/6/95             $6.00                 $0.04
----------------------------------------------------------------------------------------------------
Candescent Technologies Corp., Series D             3/31/95              2.50                  9.28
----------------------------------------------------------------------------------------------------
Candescent Technologies Corp., Series E             4/24/96              5.50                  9.78
----------------------------------------------------------------------------------------------------
Candescent Technologies Corp., Series F             6/11/97              7.50                  9.59

================================================================================
7. BANK BORROWINGS

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.
     The Fund had no borrowings outstanding during the year ended September 30, 1999.



                         35 OPPENHEIMER DISCOVERY FUND

INDEPENDENT AUDITORS' REPORT

===============================================================================
TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
OPPENHEIMER DISCOVERY FUND

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer Discovery Fund as of September 30, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1999, by correspondence with the custodian and brokers; and where confirmations were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Discovery Fund as of September 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

KPMG LLP

Denver, Colorado
October 21, 1999



                         36 OPPENHEIMER DISCOVERY FUND

FEDERAL INCOME TAX INFORMATION (Unaudited)

===============================================================================
In early 2000, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1999. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     Distributions of $1.4242, per share paid to Class A, Class B and Class C shareholders, respectively, on December 15, 1998, were designated as a "capital gain distribution" for federal income tax purposes. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets held for more than one year (long-term capital gains).
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local regulations, we recommend that you consult your tax advisor for specific guidance.



                         37 OPPENHEIMER DISCOVERY FUND

OPPENHEIMER DISCOVERY FUND

==========================================================================================
OFFICERS AND TRUSTEES            Leon Levy, Chairman of the Board of Trustees
                                 Donald W. Spiro, Vice Chairman of the Board of Trustees
                                 Bridget A. Macaskill, Trustee and President
                                 Robert G. Galli, Trustee
                                 Benjamin Lipstein, Trustee
                                 Elizabeth B. Moynihan, Trustee
                                 Kenneth A. Randall, Trustee
                                 Edward V. Regan, Trustee
                                 Russell S. Reynolds, Jr., Trustee
                                 Pauline Trigere, Trustee
                                 Clayton K. Yeutter, Trustee
                                 Jayne Stevlingson, Vice President
                                 Andrew J. Donohue, Secretary
                                 Brian W. Wixted, Treasurer
                                 Robert G. Zack, Assistant Secretary
                                 Robert J. Bishop, Assistant Treasurer
                                 Scott T. Farrar, Assistant Treasurer

==========================================================================================
INVESTMENT ADVISOR               OppenheimerFunds, Inc.

==========================================================================================
DISTRIBUTOR                      OppenheimerFunds Distributor, Inc.

==========================================================================================
TRANSFER AND SHAREHOLDER         OppenheimerFunds Services
SERVICING AGENT

==========================================================================================
CUSTODIAN OF                     The Bank of New York
PORTFOLIO SECURITIES

==========================================================================================
INDEPENDENT AUDITORS             KPMG LLP

==========================================================================================
LEGAL COUNSEL                    Mayer, Brown & Platt

                                 This is a copy of a report to shareholders of Oppenheimer Discovery Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer Discovery Fund. For material information concerning the Fund, see the Prospectus.

                                 SHARES OF OPPENHEIMER FUNDS ARE NOT DEPOSITS
                                 OR OBLIGATIONS OF ANY BANK, ARE NOT GUARANTEED
                                 BY ANY BANK, ARE NOT INSURED BY THE FDIC OR
                                 ANY OTHER AGENCY, AND INVOLVE INVESTMENT
                                 RISKS, INCLUDING THE POSSIBLE LOSS OF THE
                                 PRINCIPAL AMOUNT INVESTED.


                         38 OPPENHEIMER DISCOVERY FUND

OPPENHEIMERFUNDS FAMILY

================================================================================================
GLOBAL EQUITY
------------------------------------------------------------------------------------------------
                     Developing Markets Fund              Global Fund
                     International Small Company Fund     Quest Global Value Fund
                     Europe Fund                          Global Growth & Income Fund
                     International Growth Fund

====================================================================================================
EQUITY
----------------------------------------------------------------------------------------------------
                     Stock                                Stock & Bond
                     Enterprise Fund(1)                   Main Street(R) Growth & Income Fund
                     Discovery Fund                       Quest Opportunity Value Fund
                     Main Street(R) Small Cap Fund        Total Return Fund
                     Quest Small Cap Value Fund           Quest Balanced Value Fund
                     MidCap Fund                          Capital Income Fund(2)
                     Capital Appreciation Fund            Multiple Strategies Fund
                     Growth Fund                          Disciplined Allocation Fund
                     Disciplined Value Fund               Convertible Securities Fund
                     Quest Value Fund
                     Trinity Growth Fund                  Specialty
                     Trinity Core Fund                    Real Asset Fund
                     Trinity Value Fund                   Gold & Special Minerals Fund


====================================================================================================
FIXED INCOME
----------------------------------------------------------------------------------------------------
                     Taxable                              Municipal
                     International Bond Fund              California Municipal Fund(3)
                     World Bond Fund                      Main Street California Municipal Fund(3)
                     High Yield Fund                      Florida Municipal Fund(3)
                     Champion Income Fund                 New Jersey Municipal Fund(3)
                     Strategic Income Fund                New York Municipal Fund(3)
                     Bond Fund                            Pennsylvania Municipal Fund(3)
                     Senior Floating Rate Fund            Municipal Bond Fund
                     U.S. Government Trust                Insured Municipal Fund
                     Limited-Term Government Fund         Intermediate Municipal Fund

                                                          Rochester Division
                                                          Rochester Fund Municipals
                                                          Limited Term New York Municipal Fund

====================================================================================================
MONEY MARKET(4)
----------------------------------------------------------------------------------------------------
                     Money Market Fund                    Cash Reserves

1. Effective July 1, 1999, this fund is closed to new investors. See prospectus for details.

2. On 4/1/99, the Fund's name was changed from "Oppenheimer Equity Income
Fund."

3. Available to investors only in certain states.

4. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY10048-0203.

(C) Copyright 1999 OppenheimerFunds, Inc. All rights reserved.

Not part of the Prospectus



                         39 OPPENHEIMER DISCOVERY FUND